Exhibit 10.21

GLOBAL BRASS AND COPPER HOLDINGS, INC.

2013 OMNIBUS EQUITY INCENTIVE PLAN

NONQUALIFIED OPTION AWARD AGREEMENT

THIS NONQUALIFIED OPTION AWARD AGREEMENT (the “Agreement”), effective as of [                    ], 2013 (the “Date of Grant”), is made by and between Global Brass and Copper Holdings, Inc., a Delaware corporation (the “Company”), and [                    ] (the “Participant”). Any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan.

WHEREAS, the Company has adopted the Global Brass and Copper Holdings, Inc. 2013 Omnibus Equity Incentive Plan (the “Plan”), pursuant to which Options may be granted; and

WHEREAS, the Compensation Committee of the Board of Directors of the Company (the “Committee”) has determined that it is in the best interests of the Company and its stockholders to grant the Option provided for herein to the Participant subject to the terms set forth herein.

NOW, THEREFORE, for and in consideration of the promises and the covenants of the parties contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

1. Grant of Option.

(a) Grant. The Company hereby grants to the Participant an Option (the “Option”) to purchase [                    ] shares of Common Stock (such shares of Common Stock, the “Option Shares”), on the terms and conditions set forth in this Agreement and as otherwise provided in the Plan. The Option is not intended to qualify as an Incentive Stock Option. The Exercise Price, being the price at which the Participant shall be entitled to purchase the Option Shares upon the exercise of all or any portion of the Option, shall be $[                    ] per Option Share.

(b) Incorporation by Reference, Etc. The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any interpretations, amendments, rules and regulations promulgated by the Committee from time to time pursuant to the Plan. In the event of a conflict between the Plan and this Agreement, the terms and conditions of the Plan shall govern. The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Participant and his or her legal representative in respect of any questions arising under the Plan or this Agreement.

(c) Acceptance of Agreement. By accepting this Agreement, the Participant will be bound by the terms of this Agreement and the Plan. By accepting this Agreement, the Participant consents to the electronic delivery of prospectuses, annual reports and other information required to be delivered by Securities and Exchange Commission rules (which consent may be revoked in writing by the Participant at any time upon three (3) business days’ notice to the Company, in which case subsequent prospectuses, annual reports and other information will be delivered in hard copy to the Participant).

2. Vesting. Except as may otherwise be provided herein (or as otherwise provided in an employment, consulting or other written agreement between the Participant and the Company or any of its Affiliates) and subject to the Participant’s continued employment or service with the Company or an Affiliate, the Option shall become vested and exercisable with respect to one-third (1/3) of the Option Shares on each of the first three anniversaries of the Date of Grant (each such date, a “Vesting Date”). Any fractional Option Shares resulting from the application of the vesting schedule shall be aggregated and the Option Shares resulting from such aggregation shall vest on the final Vesting Date.

3. Termination of Employment or Service; Change of Control. Except as otherwise provided herein (or as otherwise provided in an employment, consulting or other written agreement between the Participant and the Company or any of its Affiliates), if the Participant’s employment or service with the Company or any Affiliate, as applicable, terminates for any reason, then the unvested portion of the Option shall be cancelled immediately and the Participant shall immediately forfeit any rights to the Option Shares subject to such unvested portion. If the Participant’s employment or service is terminated (w) by the Company without Cause or by the Participant for Good Reason (as defined in the Participant’s employment, severance protection agreement or similar agreement, provided that if no such agreement exists or no definition of Good Reason is provided therein, then Good Reason shall not exist), in each case after a Change of Control, (x) by the Company as a result of the Participant’s Disability, (y) as a result of the Participant’s death or (z) by the Participant’s retirement on or after the date he has both attained age sixty (60) years and completed at least five (5) years of employment with or services to the Company or its Affiliates, then any unvested Option Shares shall vest on or within 30 days of the date of such termination.

4. Expiration.

(a) In no event shall all or any portion of the Option be exercisable after the tenth anniversary of the Date of Grant (the “Option Period”).

(b) Except as otherwise provided herein (or as otherwise provided in an employment, consulting or other written agreement between the Participant and the Company or any of its Affiliates), if, prior to the end of the Option Period, the Participant’s employment or service with the Company and all Affiliates is terminated by the Company or an Affiliate without Cause or by the Participant for any reason other than at a time when grounds to terminate the Participant’s employment or service for Cause exist, the Option shall expire on the earlier of the last day of the Option Period or the date that is ninety (90) days after the date of such termination; provided, however, that if the Participant’s employment or service with the Company or any Affiliate is terminated and the Participant is subsequently rehired or reengaged by the Company or any Affiliate within ninety (90) days following such termination and prior to the expiration of the Option, the Participant’s employment or service shall not be considered to have undergone a termination.

(c) Except as otherwise provided herein (or as otherwise provided in an employment, consulting or other written agreement between the Participant and the Company or any of its Affiliates), if the Participant dies or his employment or service is terminated on account of Disability, prior to the end of the Option Period and while still in the employ of the Company or an Affiliate, or dies following a termination described in subsection (b) above but prior to the expiration of an Option, the Option shall expire on the earlier of the last day of the Option Period or the date that is one year after the date of death or termination on account of Disability of the Participant, as applicable. In such event, the Option shall remain exercisable by the Participant or his or her beneficiary determined in accordance with Section 15(g) of the Plan, as applicable, until its expiration only to the extent the Option was exercisable by the Participant at the time of such event.

(d) If the Participant ceases employment or service with the Company or any Affiliates due to a termination for Cause or termination by the Participant for any reason at a time when grounds to terminate the Participant’s employment or service for Cause exist, the Option (including any vested portion of the Option) shall expire immediately upon such cessation of employment or service.

5. Method of Exercise.

(a) Options which have become exercisable may be exercised by delivery of a duly executed written notice of exercise to the Company at its principal business office using such form(s) as may be required from time to time by the Company.

(b) No Option Shares shall be delivered pursuant to any exercise of the Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld.

(c) Subject to applicable law, the Exercise Price and applicable tax withholding shall be payable by (i) cash, check, cash equivalent, and/or shares of common stock valued at the Fair Market Value at the time the Option is exercised, (ii) at the Participant’s election via a “net exercise” method or broker assisted cashless exercise method as further set forth in the Plan or (iii) such other method which is approved by the Committee. Notwithstanding the foregoing, if, on the last day of the Option Period, the Fair Market Value exceeds the Exercise Price, the Participant has not exercised the Option, and the Option has not expired, such Option shall be deemed to have been exercised by the Participant on such last day by means of a net exercise and the Company shall deliver to the Participant the number of shares of Common Stock for which the Option was deemed exercised less such number of shares of Common Stock required to be withheld to cover the payment of the Exercise Price and all applicable required withholding taxes. Any fractional shares of Common Stock shall be settled in cash.

6. Rights as a Stockholder. The Participant shall not be deemed for any purpose to be the owner of any Option Shares unless, until and to the extent that (i) this Option shall have been exercised pursuant to its terms, (ii) the Company shall have issued and delivered to the Participant the Option Shares and (iii) the Participant’s name shall have been entered as a stockholder of record with respect to such Option Shares on the books of the Company.

7. Compliance with Legal Requirements.

(a) Generally. The granting and exercising of the Option, and any other obligations of the Company under this Agreement, shall be subject to all applicable federal, provincial, state, local and foreign laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required. The Committee shall have the right to impose such restrictions on the Option as it deems necessary or advisable under applicable federal securities laws, the rules and regulations of any stock exchange or market upon which shares of Common Stock are then listed or traded, and/or any blue sky or state securities laws applicable to such shares. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Agreement, all of which shall be binding upon the Participant. The Participant agrees to take all steps the Committee or the Company determines are necessary to comply with all applicable provisions of federal and state securities law in exercising his or her rights under this Agreement.

(b) Tax Withholding. The exercise of the Option (or any portion thereof) shall be subject to the Participant satisfying any applicable federal, state, local and foreign tax withholding obligations. The Company shall have the power and the right to deduct or withhold from all amounts payable to the Participant in connection with the Option or otherwise, or require the Participant to remit to the Company, an amount sufficient to satisfy any applicable taxes required by law. Further, the Company may permit or require the Participant to satisfy, in whole or in part, the tax obligations by withholding shares of Common Stock that would otherwise be received upon exercise of the Option.

8. Clawback. Notwithstanding anything to the contrary contained herein, the Committee may, in its sole discretion, cancel the Option if the Participant, without the consent of the Company, while employed by or providing services to the Company or any Affiliate or after termination of such employment or service, violates a non-competition, non-solicitation, non-disparagement or non-disclosure covenant or agreement, or otherwise has engaged in or engages in activity that is in conflict with or adverse to the interest of the Company or any Affiliate, including fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion. Further, if the Participant otherwise has engaged in or engages in any activity referred to in the preceding sentence, the Participant shall forfeit any compensation, gain or other value realized thereafter on the vesting, exercise or settlement of such Option, the sale or other transfer of such Option, or the sale of shares of Common Stock acquired in respect of such Option, and must promptly repay such amounts to the Company. In addition, if the Participant receives any amount in excess of what the Participant should have received under the terms of the Option for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), all as determined by the Committee in its sole discretion, then the Participant shall be required to promptly repay any such excess amount to the Company. To the extent required by applicable law (including without limitation Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) and/or the rules and regulations of NYSE or other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, or if so required pursuant to a written policy adopted by the Company, the Option shall be subject (including on a retroactive basis) to clawback, forfeiture or similar requirements (and such requirements shall be deemed incorporated by reference into this Agreement).

9. Miscellaneous.

(a) Transferability. The Option may not be assigned, alienated, pledged, attached, sold, gifted, loaned or otherwise transferred or encumbered by the Participant other than by will or by the laws of descent and distribution, pursuant to a qualified domestic relations order or as otherwise permitted under Section 15(b) of the Plan. In the event of the Participant’s death, the Option shall thereafter be exercisable (to the extent otherwise exercisable hereunder) only by the Participant’s executors or administrators. In addition, the Participant agrees to comply with any written holding requirement policy adopted by the Company for employees.

(b) Waiver. Any right of the Company contained in this Agreement may be waived in writing by the Committee. No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages. No waiver by any party of any breach of this Agreement shall be held to constitute a waiver of any other breach or a waiver of the continuation of the same breach.

(c) Section 409A. The Option is not intended to be subject to Section 409A of the Code. Notwithstanding the foregoing or any provision of the Plan or this Agreement, if any provision of the Plan or this Agreement contravenes Section 409A of the Code or could cause the Participant to incur any tax, interest or penalties under Section 409A of the Code, the Committee may, in its sole discretion and without the Participant’s consent, modify such provision to (i) comply with, or avoid being subject to, Section 409A of the Code, or to avoid the incurrence of taxes, interest and penalties under Section 409A of the Code, and/or (ii) maintain, to the maximum extent practicable, the original intent and economic benefit to the Participant of the applicable provision without materially increasing the cost to the Company or contravening the provisions of Section 409A of the Code. This Section 9(c) does not create an obligation on the part of the Company to modify the Plan or this Agreement and does not guarantee that the Option or the Option Shares will not be subject to interest and penalties under Section 409A.

(d) Notices. Any written notices provided for in this Agreement or the Plan shall be in writing and shall be deemed sufficiently given if either hand delivered or if sent by fax, pdf/email or overnight courier, or by postage paid first class mail. Notices sent by mail shall be deemed received three (3) business days after mailing but in no event later than the date of actual receipt. Notices shall be directed, if to the Participant, at the Participant’s address indicated by the Company’s records, or if to the Company, to the attention of the General Counsel at the Company’s principal executive office.

(e) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

(f) No Rights to Employment or Service. Nothing contained in this Agreement shall be construed as giving the Participant any right to be retained, in any position, as an employee, consultant or director of the Company or its Affiliates or shall interfere with or restrict in any way the right of the Company or its Affiliates, which are hereby expressly reserved, to remove, terminate or discharge the Participant at any time for any reason whatsoever.

(g) Bound by Plan. By signing this Agreement, the Participant acknowledges that he or she has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.

(h) Fractional Shares. In lieu of issuing a fraction of a share of the Common Stock resulting from any exercise of the Option, resulting from an adjustment of the Option pursuant to Section 12 of the Plan or otherwise, the Company shall be entitled to pay to the Participant an amount equal to the Fair Market Value of such fractional share.

(i) Beneficiary. The Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. Any notice should be made to the attention of the General Counsel of the Company at the Company’s principal executive office. If no designated beneficiary survives the Participant, the Participant’s estate shall be deemed to be the Participant’s beneficiary.

(j) Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and of the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant.

(k) Securities Laws. The Participant agrees that the obligation of the Company to issue Option Shares shall also be subject, as conditions precedent, to compliance with applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, state securities or corporation laws, rules and regulations under any of the foregoing and applicable requirements of any securities exchange upon with the Company’s securities shall be listed.

(l) Entire Agreement. This Agreement and the Plan contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and supersede all prior communications, representations and negotiations in respect thereto. No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto, except for any changes permitted without consent under Section 12 of the Plan.

(m) Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to principles of conflicts of law thereof, or principles of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

(n) Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

(o) Signature in Counterparts. This Agreement may be signed in counterpart, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement as set forth below.

GLOBAL BRASS AND COPPER HOLDINGS, INC.

By:
Name:
Title:

[insert name of Participant]

[Signature Page to [                    ] Option Award Agreement]